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                                                                    Exhibit 10.1

               WAIVER AND AMENDMENT TO MUTUAL RISK MANAGEMENT LTD.
                   CONVERTIBLE EXCHANGEABLE DEBENTURE DUE 2006

     THIS WAIVER AND AMENDMENT TO MUTUAL RISK MANAGEMENT LTD. CONVERTIBLE EXCHANGEABLE DEBENTURE DUE 2006 (this "Waiver and Amendment") is entered into as of January 11, 2002, among MUTUAL RISK MANAGEMENT LTD., a company incorporated under the laws of Bermuda (the "Issuer" or "Mutual Risk"), MUTUAL GROUP, LTD., a Delaware corporation ("Mutual Group"), MGL INVESTMENTS LTD., a Delaware corporation ("MGL Investments"), LEGION FINANCIAL CORPORATION, a Missouri corporation ("Legion"), MUTUAL RISK MANAGEMENT (HOLDINGS) LTD., a company incorporated under the laws of Bermuda ("MRM Holdings"), MRM SECURITIES LTD., a company incorporated under the laws of Bermuda ("MRM Securities"), MUTUAL FINANCE LTD., a company incorporated under the laws of Bermuda ("MRM Finance" and, together with Mutual Group, MGL Investments, Legion, MRM Holdings and MRM Securities, the "Guarantors"), and XL INSURANCE (Bermuda) LTD or its permitted assigns, transferees and successors (each, a "Holder") as provided in the Mutual Risk Management Ltd. Convertible Exchangeable Debenture Due 2006 (as heretofore modified, amended or supplemented, the "Debenture").

                                    RECITALS

     A. Unless otherwise defined herein, defined terms used herein shall have the meanings given such terms in the Debenture.

     B. The Issuer has advised the Holder that an Event of Default (the "Subject Event of Default") has occurred as a result of the failure of Issuer to observe and comply with Section 7(l) of the Debenture as of and for the twelve month period ended December 31, 2001, and the Issuer has requested that the Holder waive the Subject Event of Default. Mutual Risk has also advised the Holder that an Event of Default (the "Possible Event of Default") may occur as a result of the possible failure of Issuer to observe and comply with Section 7(r) of the Debenture as of December 31, 2001, and the Issuer has requested that the Holder waive the Possible Event of Default if it occurs. The Issuer and the Guarantors have also requested that the Debenture be amended in certain respects.

     C. The Holder has agreed to waive the Subject Event of Default pursuant to Section 8(b) of the Debenture and the Possible Event of Default and to amend the Debenture in certain respects, in each case upon and subject to the terms and conditions set forth herein.

     NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Issuer and the Holder agree as follows:

     1.   Waivers. The Holder hereby waives the Subject Event of Default solely
          -------
as of and for the twelve-month period ended December 31, 2001 and agrees not to exercise any rights or remedies solely as the result of the occurrence of the Subject Event of Default. Provided that the ratio of Consolidated Debt to Consolidated Total Capital does not exceed 0.55 to 1 as of December 31, 2001, the Holder hereby waives the Possible Event of Default solely as of December 31, 2001 if it occurs and agrees not to exercise any rights or remedies solely as a result of the occurrence of the Possible Event of Default.

     2.   Amendments. The Debenture is hereby amended as follows:
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     (a)  Section 7(r) of the Debenture is amended to read in its entirety as follows:

          "(r) Consolidated Debt to Consolidated Total Capital Ratio. It shall
               -----------------------------------------------------
     not permit the ratio of Consolidated Debt to Consolidated Total Capital to exceed (a) 0.50 to 1 at any time from the date of this Agreement to April 30, 2002, or (b) 0.45 to 1 at any time on and after April 30, 2002."

     (b) Section 7(s) of the Debenture is amended to read in its entirety as follows:

          "(s) Shareholders' Equity. It shall maintain a Stockholders' Equity
               --------------------
     which is not at any time (x) prior to April 30, 2002, less than the sum of
     (a) $350,000,000 (without giving effect to no more than $15,000,000 of adjustments required by FASB 115) plus (b) 50% of cumulative positive consolidated net income (without deduction for any net loss for any period) of the Issuer and its Subsidiaries after March 31, 2001, and (y) on or after April 30, 2002, less than the sum of (i) $425,000,000 (without giving effect to no more than $15,000,000 of adjustments required by FASB 115), plus (ii) 50% of cumulative positive consolidated net income (without deduction for any net loss for any period) of the Issuer and its Subsidiaries after March 31, 2001), plus (iii) 80% of the net cash proceeds of Capital Stock issued by Mutual Risk or any of its Subsidiaries (other than to Mutual Risk or any of its Subsidiaries) after April 30, 2002. For purposes of this Section 7(s), any Capital Stock into which the Debentures may be converted shall not be included in Stockholders' Equity, and any conversion of the Debentures shall not be deemed to be the issuance of Capital Stock."

     (c) Section 7(n) of the Debenture is amended to read in its entirety as follows:

          "(n) Limitation on Asset Sales. It will not, and will not permit any
               -------------------------
     of its Subsidiaries to, consummate an Asset Sale unless (a) the Issuer or the applicable Subsidiary, as the case may be, receives consideration at the time of such Asset Sale at least equal to the Fair Market Value of the assets sold or otherwise disposed of, (b) the consideration received for the assets sold by Mutual Risk or such Subsidiary, as the case may be, in such Asset Sale are in the form of cash or Cash Equivalents, in each case received at the time of such Asset Sale, and (c) the Requisite Holders have given their prior written consent thereto if the Fair Market Value of the assets sold or otherwise disposed of equals or exceeds $5,000,000. The Issuer will not, and will not cause or permit any of its Subsidiaries to, in a single transaction or a series of related transactions, directly or indirectly, sell, lease or otherwise transfer, directly or indirectly, all or substantially all of the assets of the Issuer and its Subsidiaries to any Person other than the Issuer or any of its wholly owned Subsidiaries."

     (d) Section 7(l) of the Debenture is amended to read in its entirety as follows:

          "(l) Maximum Combined Ratio. So long as any of the Debentures are
               ----------------------
     outstanding, Mutual Risk will not permit the statutory "combined ratio" for Mutual Risk's U.S. Insurance Subsidiaries, measured with respect to all business written by the U.S. Insurance Subsidiaries as the sum for such U.S. Insurance Subsidiaries of (a) the Loss Ratio and (b) the Expense Ratio, to exceed 125%. Such statutory "combined ratio" shall be calculated and tested for the fiscal quarter ending March 31, 2002, the two fiscal quarters ending June 30, 2002, the three fiscal quarters ending September 30, 2002, and each four fiscal quarter period ending on or after December 31, 2002. The calculation of the statutory "combined ratio" for Mutual Risk's U.S. Insurance Subsidiaries for any

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          period will be adjusted to exclude from the statutory income statement of the U.S. Insurance Subsidiaries an amount not in excess of $20,000,000 for losses related to the resolution of disputes in existence as of December 31, 2001 for which the Issuer established a GAAP reserve as of December 31, 2001. The Issuer will provide a detailed reconciliation of any such adjustment made during any period. In the event such statutory "combined ratio" exceeds 120%, Mutual Risk and the U.S. Insurance Subsidiaries will establish and implement a plan in order to lower such "combined ratio" below 115%."

          (e) Effective April 30, 2002, the "175%" appearing in the first sentence of Section 7(m) of the Debenture is amended to read "250%".

     3.   Conditions Precedent. This Waiver shall not become effective until the
          --------------------
Holder receives (a) counterparts of this Waiver executed by the Issuer and the Guarantors, (b) such other agreements, documents, instruments, and items as the Holder may reasonably request, including written evidence that the holders of the Credit Agreement dated as of September 21, 2000 have waived the Subject Event of Default and the Possible Event of Default under that agreement and have amended or waived the covenants governing that agreement to conform with the amendments and covenants contained in this Waiver and Amendment.

     4.   Covenants. The Issuer covenants and agrees that, on or before April
          ---------
30, 2002, (a) the Issuer shall (i) take such actions, including without limitation, the issuance of Capital Stock and the contribution of the proceeds thereof to Mutual Risk's U.S. Insurance Subsidiaries, as are necessary to cause A.M. Best Company to remove the financial strength rating of Mutual Risk's U.S. Insurance Subsidiaries from a status of being under review with negative implications and to confirm such financial strength rating as being not less than A- (Excellent), and (ii) deliver to the Holder written evidence satisfactory to the Holder of such actions by A.M. Best Company, (b) in accordance with the second sentence of Section 7(l) of the Debenture, establish and implement a plan satisfactory to the Administrative Agent in order to lower the statutory "combined ratio" for Mutual Risk's U.S. Insurance Subsidiaries below 115%, and (c) cause Capital Stock resulting in net cash proceeds of not less than $50,000,000 to be issued by Mutual Risk or any of its Subsidiaries (other than to Mutual Risk or any of its subsidiaries and other than from a conversion of the Debentures or Warrants). Further, the Issuer covenants and agrees that it will not permit the financial strength rating of Mutual Risk's U.S. Insurance Subsidiaries to be less than A- (Excellent) at any time. The failure by the Issuer to timely comply with its covenants set forth in this paragraph shall constitute an Event of Default.

     5.   Representations and Warranties. The Issuer and the Guarantors hereby
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jointly and severally represent and warrant to the Holder that (a) immediately after the execution and delivery of this Waiver and Amendment and after giving effect hereto, no Default or Event of Default exists under the Debenture, (b) the lenders and administrative agent under the Credit Agreement as of September 21, 2000 have waived the Subject Event of Default and the Possible Event of Default under that agreement and have amended or waived the covenants governing that agreement to conform with the amendments and covenants contained in this Waiver and Amendment, and (c) no Default or Event of Default exists under the Debenture or under the Credit Agreement other than the Subject Event of Default and the Possible Event of Default.

     6.   Effect of Waiver and Amendment. The waiver of the Holder hereunder is
          ------------------------------
expressly limited to the Subject Event of Default and the Possible Event of Default and shall not constitute the consent or waiver by Holder to, of or with respect to any other matter now or hereafter requiring its consent or waiver under the Debenture. Except as expressly amended hereby, the Debenture is

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unchanged and is hereby ratified and confirmed. The waiver and amendment contained in Sections 1 and 2 shall have corresponding effects under the other debentures.

     7. Counterparts. This Waiver and Amendment may be executed in any number of
        ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

     8. Governing Law. This Waiver and Amendment shall be governed by and
        -------------
construed in accordance with the laws of the State of New York.

     [Remainder of Page Intentionally Left Blank]

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MUTUAL RISK MANAGEMENT LTD., as an Issuer    MRM SECURITIES LTD., as a Guarantor


By: /s/ Robert Mulderig                      By: /s/ Robert Mulderig
    -------------------------------              -------------------------------
    Name:  Robert Mulderig                       Name:  Robert Mulderig
           ------------------------                     ------------------------
    Title: Chairman                              Title: Chairman
           ------------------------                     ------------------------


MUTUAL GROUP, LTD., as a Guarantor           MUTUAL FINANCE LTD., as a Guarantor


By: /s/ Richard O'Brien                      By: /s/ Richard O'Brien
    -------------------------------              -------------------------------
    Name:  Richard O'Brien                       Name:  Robert Mulderig
           ------------------------                     ------------------------
    Title: VP                                    Title: Chairman
           ------------------------                     ------------------------



MGL INVESTMENTS LTD., as a Guarantor


By: /s/ Richard O'Brien
    -------------------------------
    Name:  Richard O'Brien
           ------------------------
    Title: VP
           ------------------------



LEGION FINANCIAL CORPORATION, as a
Guarantor


By: /s/ Richard O'Brien
    -------------------------------
    Name:  Richard O'Brien
           ------------------------
    Title: VP
           ------------------------



MUTUAL RISK MANAGEMENT (HOLDINGS) LTD.,
as a Guarantor


By: /s/ Robert Mulderig
    -------------------------------
    Name:  Robert Mulderig
           ------------------------
    Title: Chairman
           ------------------------



           Signature Page to Waiver and Amendment to Credit Agreement




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XL INSURANCE (Bermuda) LTD, as a Holder


By: /s/ Paul Giordano
    ------------------------------------
    Name:  Paul Giordano
           -----------------------------
    Title: Executive Vice President,
           General Counsel and Secretary
           -----------------------------


           Signature Page to Waiver and Amendment to Credit Agreement